UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 9, 2012

AdCare Health Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	001-33135	31-1332119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5057 Troy Road

Springfield, OH 45502-9032

(Address of Principal Executive Offices)

(937) 964-8974

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

Quail Creek Purchase

On March 12, 2012, AdCare Property Holdings, LLC (“AdCare Holdings”), a wholly owned subsidiary of AdCare Health Systems, Inc. (the “Company”), entered into a Purchase and Sale Agreement (the “Quail Creek Purchase Agreement”) with Westlake Nursing Home Limited (the “Quail Creek Seller”) to acquire certain land, buildings, improvements, furniture, fixtures, vehicles, operating agreements and equipment comprising a 118 bed skilled nursing facility located in Oklahoma City, Oklahoma, for an aggregate purchase price of $5,800,000, subject to the terms and conditions of the Quail Creek Purchase Agreement (the “Quail Creek Purchase”).  Upon not less than three business days’ notice to the Quail Creek Seller, AdCare Holdings may assign its right and liabilities under the Quail Creek Purchase Agreement to one or more entities which are owned or controlled directly by AdCare Holdings.

Pursuant to the Quail Creek Purchase Agreement, AdCare Holdings deposited $25,000 (the “Quail Creek Deposit”) into escrow to be held as earnest money.  Upon consummation of the Quail Creek Purchase, the Quail Creek Deposit will be retained by the Quail Creek Seller and applied against the purchase price therefor.

The closing of the Quail Creek Purchase is expected to occur on April 15, 2012.  AdCare Holdings may extend the closing until May 15, 2012, subject to AdCare Holdings’ payment of an additional $25,000 in earnest money (which shall be held and disbursed as part of the Quail Creek Deposit) and as otherwise permitted under the terms of the Quail Creek Purchase Agreement.  The closing of the Quail Creek Purchase is subject to customary closing conditions, indemnification provisions and termination provisions.

Tulsa Purchase

On March 14, 2012, AdCare Holdings entered into a Purchase and Sale Agreement (the “Tulsa Purchase Agreement”) with F & F Ventures, LLC and Tulsa Christian Care, Inc., d/b/a Companions Specialized Care Center (collectively, the “Tulsa Seller”) to acquire certain land, buildings, improvements, furniture, fixtures, operating agreements and equipment comprising a 121 bed skilled nursing facility located in Tulsa, Oklahoma for an aggregate purchase price of $5,750,000, subject to the terms and conditions of the Tulsa Purchase Agreement (the “Tulsa Purchase”).  The purchase price consists of a $5,000,000 cash payment and the issuance of shares of the Company’s common stock with an aggregate value of $750,000, with such shares valued at the average closing price of the Company’s common stock for the ten-day period ending on the last business day prior to the closing of the Tulsa Purchase.  Upon not less than three business days’ notice to the Tulsa Seller, AdCare Holdings may assign its right and liabilities under the Tulsa Purchase Agreement to one or more entities which are owned or controlled directly by AdCare Holdings.

Pursuant to the Tulsa Purchase Agreement, AdCare Holdings will deposit $150,000 (the “Tulsa Deposit”) into escrow to be held as earnest money.  Upon consummation of the Tulsa Purchase, the Tulsa Deposit will be retained by the Tulsa Seller and applied against the purchase price therefor.

The closing of the Tulsa Purchase is expected to occur on May 30, 2012.  AdCare Holdings may extend the closing until June 30, 2012 upon written notice to the Tulsa Sellers.  The closing of the Tulsa Purchase is subject to customary closing conditions, indemnification provisions and termination provisions.

PrivateBank Loan Modification

On March 9, 2012, the Company and certain of its wholly owned subsidiaries, on the one hand, and The PrivateBank and Trust Company (“PrivateBank”), on the other hand, entered into a Modification Agreement (“Modification Agreement”) which amends that certain Loan and Security Agreement (“Loan Agreement”), dated as of September 30, 2011, between certain of the Company’s wholly owned subsidiaries and PrivateBank.  The Modification Agreement amends the Loan Agreement to: (i) include Homestead Nursing, LLC, Woodland Manor Nursing, LLC and Mountain View Nursing, LLC, each a wholly owned subsidiary of the Company, as additional borrowers under the Loan Agreement; (ii) include Homestead Property Holdings, LLC, Woodland Manor Property Holdings, LLC and Mt. V Property Holdings, LLC, each a wholly owned subsidiary of the Company, as additional guarantors under the Loan Agreement; and (iii) change the loan maturity date from September 29, 2012 to March 8, 2013.  The Loan Agreement did not change the maximum amount that may be borrowed under the Loan Agreement by the borrowers, which remains at $2,000,000.

The foregoing descriptions of the Quail Creek Purchase Agreement, Tulsa Purchase Agreement and the Modification Agreement are qualified in their entirety by reference thereto, copies of which are attached hereto as Exhibit 2.1, Exhibit 2.2 and Exhibit 99.2, respectively, and are incorporated herein by reference.

Item 1.02              Termination of a Material Definitive Agreement.

On March 9, 2012, AdCare Holdings terminated that certain previously announced Purchase and Sale Agreement (as subsequently amended, the “Agreement”) between AdCare Holdings, Epic Group Limited Partnership (“Epic”) and each of its affiliated entities signatory thereto (Epic, along with such affiliates, the “Epic Sellers”), which contemplated the acquisition by AdCare Holdings from the Epic Sellers of certain land, buildings, improvements, furniture, fixtures, operating agreements and equipment comprising skilled nursing facilities located in North Carolina, South Carolina, Tennessee and Virginia.

AdCare Holdings exercised its right to terminate the Agreement after certain required consents contemplated by the Agreement were not obtained. As a result of the termination of the Agreement, the money previously deposited by AdCare Holdings into escrow to be held as earnest money has been returned to AdCare Holdings, and it incurred no penalties as a result of the termination.

Item 2.03                                           Creation of a Direct Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Modification Agreement is incorporated herein by this reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                             Exhibits.

2.1                                           Purchase and Sale Agreement, dated March 12, 2012, by and between Westlake Nursing Home Limited and AdCare Property Holdings, LLC.

2.2                                           Purchase and Sale Agreement, dated March 14, 2012, by and between F & F Ventures, LLC, Tulsa Christian Care, Inc., d/b/a/ Companions Specialized Care Center and AdCare Property Holdings, LLC.

99.1                                    Loan and Security Agreement, dated as of September 30, 2011, by and among Benton Nursing, LLC, Park Heritage Nursing, LLC, Valley River Nursing, LLC and The PrivateBank and Trust Company (Incorporated by reference to Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed October 6, 2011).

99.2                                    Modification Agreement, dated as of March 9, 2012, by and among Benton Nursing, LLC, Park Heritage Nursing, LLC, Valley River Nursing, LLC, Homestead Nursing, LLC, Woodland Manor Nursing, LLC, Mountain View Nursing, LLC, AdCare Health Systems, Inc. and the PrivateBank and Trust Company.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2012	ADCARE HEALTH SYSTEMS, INC.

/s/ Martin D. Brew
Martin D. Brew
Chief Financial Officer

EXHIBIT INDEX

2.1                               Purchase and Sale Agreement, dated March 12, 2012, by and between Westlake Nursing Home Limited and AdCare Property Holdings, LLC.

2.2                               Purchase and Sale Agreement, dated March 14, 2012, by and between F & F Ventures, LLC, Tulsa Christian Care, Inc., d/b/a/ Companions Specialized Care Center and AdCare Property Holdings, LLC.

99.1                        Loan and Security Agreement, dated as of September 30, 2011, by and among Benton Nursing, LLC, Park Heritage Nursing, LLC, Valley River Nursing, LLC and The PrivateBank and Trust Company (Incorporated by reference to Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed October 6, 2011).

99.2                        Modification Agreement, dated as of March 9, 2012, by and among Benton Nursing, LLC, Park Heritage Nursing, LLC, Valley River Nursing, LLC, Homestead Nursing, LLC, Woodland Manor Nursing, LLC, Mountain View Nursing, LLC, AdCare Health Systems, Inc. and the PrivateBank and Trust Company.